SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C.  20549

                                    -----------------------


                                           FORM 8-K

                                        CURRENT REPORT
                            PURSUANT TO SECTION 13 OR 15(D) OF THE
                                SECURITIES EXCHANGE ACT OF 1934



                                     MARCH 27, 1998
                                     --------------
                    Date of Report (Date of earliest event reported)



                              AMERICAN REAL ESTATE PARTNERS, L.P.
                              -----------------------------------
                 (Exact Name of Registrant as Specified in its Charter)



                     DELAWARE              1-9516                     13-3398766
                     --------              ------                     ----------
                  (State of Organization) (Commission File Number)    (IRS Employer Identification Number)



                                 100 SOUTH BEDFORD ROAD
                                   MT. KISCO, NY 10549
                                   -------------------

             (Address of Registrant's Principal Executive Office) (Zip Code)


                                     (914) 242-7700
                                     --------------
                  (Registrant's telephone number, including area code)



                         -------------------------------------
              (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

      On March 26, 1998, the Registrant announced 1997 fourth quarter and full year financial results and that no distributions are expected to be made during 1998. Reference is made to the press release, dated March 26, 1998, annexed hereto as Exhibit 20, for information regarding the announcement.


ITEM 7. EXHIBITS.

      EXHIBIT NO.             DESCRIPTION OF DOCUMENT
      -----------             -----------------------

          20              Press Release, dated March 26, 1998.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN REAL ESTATE PARTNERS, L.P.
                                    (Registrant)

                                    By: American Property Investors, Inc.
                                        General Partner


                                    By: /S/ JOHN P. SALDARELLI
                                       ------------------------------------
                                        John P. Saldarelli
                                        Secretary and Treasurer


Date:  March 27, 1998

                                 EXHIBIT INDEX
                                 -------------



          EXHIBIT NUMBER           DESCRIPTION                                                   PAGE NO.
          --------------           -----------                                                   --------
                20                 Press Release, dated March 26, 1998.                              5

                                  EXHIBIT 20
                                  ----------

Contact:    John P. Saldarelli
            Secretary and Treasurer
            (914) 242-7700



                             FOR IMMEDIATE RELEASE
                             ---------------------

                      AMERICAN REAL ESTATE PARTNERS, L.P.
                      -----------------------------------
                 REPORTS FULL YEAR AND FOURTH QUARTER RESULTS
                 --------------------------------------------
           AND THAT NO DISTRIBUTIONS ARE EXPECTED TO BE MADE IN 1998
           ---------------------------------------------------------

Mount  Kisco,  New  York, March 26, 1998 -- American Real Estate Partners, L.P.

("AREP") (NYSE:ACP) today  reported  the following full year and fourth quarter financial results.



For the year, diluted earnings  before  property  and  securities  transactions per weighted  average limited  partnership unit outstanding was  $1.16 in  1997 compared  to  $1.20  in  1996,  and  net  gain  from  property  and  securities transactions was $.97 in 1997 compared to $.82 in 1996.



Earnings  for the calendar year 1997 increased by $17,562,000  as  compared  to earnings for  calendar  year  1996,  primarily due to the non-recurring gain of

$29,188,000 on the sale of the RJR stock and increased earnings before property and securities transactions, partially offset by decreased gain on sales of real estate and the provisions for loss on mortgages receivable in connection with the investment in Stratosphere.



For  the  fourth quarter,  diluted  earnings  before  property  and  securities transactions per weighted  average  limited  partnership unit outstanding was

$.28 in 1997 compared to $.29 in 1996 and net gain (loss) from property and securities transactions was $(.14) in 1997 compared to $.16 in 1996.



Earnings from the fourth quarter of 1997 decreased by $5,234,000 as compared to earnings  for  the  fourth quarter of 1996, primarily due to the provision  for loss on mortgages receivable and decreased gain on sales of  real  estate,

partially offset by increased earnings before property and securities transactions.



In  addition to the non-recurring RJR gain, AREP has realized substantial  gain on sales of real estate which also may be non-recurring.

AREP  also announced that no distributions are expected to be made in 1998.  In making  its  announcement,  AREP noted its plans to continue to apply available cash flow toward its operations,  repayment  of  maturing  indebtedness, tenant requirements  and other capital expenditures and for Partnership  contingencies and reserves, including  environmental matters and scheduled lease expirations.

As previously reported, by  the  end  of the year 2000, net leases representing approximately 18% of AREP's net annual  rentals  from its portfolio will be due for renewal, and by the end of the year 2002, 32%  of  such rentals will be due for renewal.  No distributions were made to Unitholders during 1997.



AREP further stated it continues to believe that excess  cash should be used to enhance long-term Unitholder value through investment in assets  undervalued by

the  market.   AREP believes it should continue to diversify its portfolio  and that in the real  estate  area  it should seek to make acquisitions of land for development and land development  companies  and  other  real  estate operating companies which may have significant assets under development and  may  enhance its  ability  to develop and manage these properties, as well as non-performing loans and limited  partnership  units  in  thinly traded syndicated real estate partnerships.  AREP noted it recently tendered for limited partnership units in as  series  of such real estate partnerships and  has  acquired  non-performing mortgage notes  of companies in the gaming industry undergoing restructuring as

well as land it is  developing.   Likewise,  investments  by  AREP  in non-real

estate related assets may include debt or equity securities of companies  which

may  be  undergoing  recapitalization.   These  types of investments, both real

estate  and  non-real estate related, may involve debt  restructuring,  capital expenditures and  active  asset  management,  and  by  their  nature may not be

readily  financeable  and  may not generate immediate positive cash  flow.   As

such, they require AREP to maintain a strong capital base both to react quickly to these market opportunities  as well as to allow AREP to rework the assets to

enhance their turnaround performance.   AREP's investment strategy continues to

include  the  reinvestment  of  capital transaction  proceeds  and  refinancing proceeds.



American Real Estate Partners, L.P.  is  a master limited partnership primarily engaged in acquiring and managing real estate  investments,  with  the  primary focus on office, retail, industrial, hotel and residential properties.

                              _______________________


                      AMERICAN REAL ESTATE PARTNERS, L.P.
                      -----------------------------------
                 REPORTS FOURTH QUARTER AND FULL YEAR RESULTS
                 --------------------------------------------
           AND THAT NO DISTRIBUTIONS ARE EXPECTED TO BE MADE IN 1997
           ---------------------------------------------------------


Mount Kisco, New York, March 30, 1998 -- American Real Estate Partners, L.P. ("AREP") (NYSE:ACP) today reported the following fourth quarter and full year financial results:

                    IN THOUSANDS OF DOLLARS PER SHARE DATA
                    --------------------------------------

YEAR ENDED DECEMBER 31,                                             1997                          1996
-----------------------                                             ----                          ----
Revenues                                                            $    70,918                   $    71,774
                                                                    ===========                   ===========
Earnings before property transactions                               $    41,020                   $    34,240
Provision for loss on mortgages receivable                               (9,790)                            -
Provisions for loss on real estate                                       (1,085)                         (935)
Gain on sale of marketable equity securities                             29,188                             -
Gain on sales and disposition of real estate                             16,051                        24,517
                                                                    -----------                   -----------
  Net earnings                                                      $    75,384                       $57,822
                                                                    ===========                   ===========
Net earnings per L.P. unit:
  Basic:
    Earnings before property and securities transactions            $      1.19                   $      1.27
    Net gain from property and securities transactions              $      1.08                   $       .90
                                                                    -----------                   -----------
  Net earnings                                                      $      2.27                   $      2.17
                                                                    ===========                   ===========

Weighted average units outstanding                                   31,179,246                    25,666,640
                                                                    ===========                   ===========
  Diluted:
    Earnings before property and securities transactions            $      1.16                   $      1.20
    Net gain from property and securities transactions                      .97                           .82
                                                                    -----------                   -----------
  Net earnings                                                      $      2.13                   $      2.02
                                                                    ===========                   ===========
  Weighted average units and equivalent units outstanding            34,655,395                    28,020,392
                                                                    ===========                   ===========


FOURTH QUARTER ENDED DECEMBER 31,                                   1997                          1996
---------------------------------                                   ----                          ----
(UNAUDITED)
Revenues                                                            $    22,042                   $    17,446
                                                                    ===========                   ===========
Earnings before property and securities transactions                $    15,152                   $     8,325
Provision for loss on mortgage receivable                                (9,790)                            -
Provision for loss on real estate                                          (380)                         (760)
Gain on sales and disposition of real estate                              2,764                         5,415
                                                                    -----------                   -----------
  Net earnings                                                      $     7,746                   $    12,980
                                                                    ===========                   ===========
Net earnings per L.P. unit:
    Basic:
      Earnings before property and securities transaction           $       .30                   $       .31
        Net gain (loss) from property and
          securities transactions                                          (.16)                          .18
                                                                    -----------                   -----------
    Net earnings                                                    $       .14                   $       .49
                                                                    ===========                   ===========
Weighted average units outstanding                                   46,198,284                    25,666,640
                                                                    ===========                   ===========
    Diluted:
        Earnings before property and securties
          transactions                                              $       .28                   $       .29
        Net gain (loss) from property and
         securities transactions                                           (.14)                          .16
                                                                    -----------                   -----------
    Net earnings                                                    $       .14                   $       .45
                                                                    ===========                   ===========
Weighted average units and
   equivalent units outstanding                                      53,751,026                    28,046,967
                                                                    ===========                   ===========

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